Exhibit 10.1

FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) executed and entered into as of February 21, 2017, and made effective as of the Effective Time (as herein defined) is by and among MAD CATZ, INC., a Delaware corporation (the “Borrower”), each of the undersigned Persons signing as a “Guarantor” hereunder (each, a “Guarantor” and collectively the “Guarantors”), and STERLING NATIONAL BANK, a national banking association, as administrative and collateral agent (in such capacity, and including its successors and permitted assigns, the “Administrative Agent”) on behalf of the Lender Parties under and as defined in the Loan Agreement (as hereinafter defined).

RECITALS

A.Borrower, the Guarantors, the Lenders party thereto, and Administrative Agent entered into that certain Loan and Security Agreement dated as of June 30, 2015 (as heretofore amended, supplemented or otherwise modified, the “Original Loan Agreement”; and as amended hereby or hereafter otherwise amended, supplemented or modified from time to time, the “Loan Agreement”), for the purposes and consideration therein expressed, pursuant to which the Lenders became obligated to make Loans to Borrower as therein provided;

B.Certain Events of Default have occurred and continue to exist under the Loan Agreement, all as listed on Schedule I attached hereto and made a part hereof (collectively, the “Existing Events of Default”);

C.By reason of the existence of the Existing Events of Default, Lenders have no obligation to make additional Loans under the Loan Agreement, and Administrative Agent has full legal right to exercise its rights and remedies under the Loan Agreement and the other Loan Documents;

D.Borrower has requested that Lenders continue to make Loans during the Forbearance Period (as hereinafter defined) and that Administrative Agent forbear from exercising certain of its rights and remedies under the Loan Agreement and the other Loan Documents or Applicable Law during the Forbearance Period relating to the Existing Events of Default, subject to the terms and conditions of this Agreement; and

E.Administrative Agent desires to grant forbearances in respect of the Original Loan Agreement as set forth herein and to enter into this Agreement for the purpose of, among other things, establishing the Forbearance Period.

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AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, in consideration of the Loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I
Definitions

Terms Defined in the Loan Agreement

.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Loan Agreement shall have the same meanings whenever used in this Agreement.

Article II
Forbearance for Existing Events of Default

Agreement to Forbear; Loans During Forbearance Period; Covenant Forbearance

.

(a)Forbearance.  During the period commencing at the Effective Time and ending on the earlier to occur of (x) 11:59 p.m. (Dallas, Texas time) on April 28, 2017, and (y) the date on which any Forbearance Default (as defined in Article VI hereof) occurs (the “Forbearance Period”), and subject to the other terms and conditions of this Agreement, Administrative Agent hereby agrees that, with respect to the Existing Events of Default, it will forbear from (i) commencing judicial enforcement proceedings with respect to the payment of any of the Obligations, (ii) commencing any foreclosure, enforcement or levy upon or seizure of all or any portion of the Collateral, (iii) declaring that any portion of the Obligations is immediately due and payable, (iv) exercising any other right or remedy arising under the Loan Documents or Applicable Law solely as a result of the occurrence of one or more of the Existing Events of Default, or (v) filing any involuntary petition for relief under the Bankruptcy Code with respect to Borrower or any Guarantor (collectively, the “Forbearance Enforcement Actions”).  Upon the expiration or termination of the Forbearance Period, Administrative Agent’s forbearance shall automatically terminate and Administrative Agent shall be entitled to exercise any and all of its rights and remedies (including, without limitation, any of the Forbearance Enforcement Actions) under this Agreement, the Loan Agreement and/or the other Loan Documents without further notice.  Borrower agrees that Administrative Agent and Lenders shall have no obligation to extend the Forbearance Period.

(b)Loans During Forbearance Period.  Borrower and Guarantors hereby acknowledge and agree that under the terms of the Loan Agreement, due to the Existing Events of Default, Lenders have no obligation under the Loan Agreement to make any Loans or otherwise extend any credit to or for the benefit of Borrower.  Notwithstanding the foregoing, during the Forbearance Period and subject to all terms and conditions set forth in the Loan Agreement (with the exception of the existence of the Existing Events of Default) and this Agreement (including the amendments set forth herein), Lenders shall continue to make Loans to

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Borrower.  All Loans made to Borrower during the Forbearance Period shall be used in accordance with the Loan Agreement. All Loans and other extensions of credit to or for the benefit of Borrower made during the Forbearance Period shall be deemed Loans made pursuant to the Loan Agreement and shall constitute Obligations secured by all of the Collateral, and Lender Parties shall be entitled to all rights and benefits of this Agreement, the Loan Agreement and the other Loan Documents with respect thereto.  During the Forbearance Period, interest shall accrue on the Loans and other Obligations at the Adjusted LIBOR Rate (and not the Default Rate) set forth in the Loan Agreement (subject to any limitations set forth in Section 3.6 of the Loan Agreement).

(c)Financial Covenant Forbearance.  During the Forbearance Period only, the Credit Parties shall not be required to comply with the minimum EBITDA covenant set forth in Section 9.14 of the Loan Agreement.

Acknowledgment of Defaults; No Waiver of Rights or Remedies

.

(a)Acknowledgment of Defaults.  The Existing Events of Default under the Loan Agreement constitute continuing Events of Default thereunder.  Borrower and each Guarantor acknowledges that, because of the Existing Events of Default under the Loan Agreement, but for the terms and conditions of this Agreement, the Administrative Agent is permitted and entitled, on behalf of the Lender Parties, to immediately accelerate the Obligations, to enforce security interests granted under the Loan Agreement and the other Loan Documents, and to exercise any other rights or remedies that may be available under the Loan Documents referred to therein or under applicable law.

(b)No Waiver of Rights or Remedies.  Except for any waivers expressly set forth herein by the Borrower and Guarantors, each of the Lender Parties, on the one hand, and the Borrower and Guarantors, on the other hand, agree that nothing in this Agreement, or the performance by the parties of their respective obligations hereunder, constitutes or shall be deemed to constitute a waiver of any of the parties’ rights or remedies under the terms of the Loan Agreement, any Guaranty Agreement, any other Loan Document or applicable law, all of which are hereby reserved, including without limitation, (i) any rights or remedies in connection with any bankruptcy, insolvency or similar proceedings in respect of Borrower or any Guarantor (to which this Agreement shall not apply), and (ii) any rights to set off, whether or not in connection with any bankruptcy proceedings.  Borrower and each Guarantor acknowledge that the Lender Parties are not waiving the Existing Events of Default, but are simply agreeing to forbear from exercising their rights with respect to the Existing Events of Default during the Forbearance Period to the extent expressly set forth in this Agreement.  Any and all statutes of limitations, limitation periods and statutes of repose, whether arising under law, equity, statute, court rule or otherwise, applicable to any possible claim that any Lender Party may have against Borrower or any Guarantor, including, but not limited to, with respect to the Existing Events of Default, shall be suspended and tolled from the date of this Agreement to and including the date of the expiration of the Forbearance Period.  In determining the validity or effectiveness of any defense based upon the passage of time, the period from and including the date of this Agreement to and including the expiration of the Forbearance Period (the “Tolling Period”), shall be excluded in calculating elapsed time.  The balance of any time left to run on any period of limitation as of the date of this Agreement shall begin to run on the day following the

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expiration of the Forbearance Period.  Without limiting the generality of the foregoing, Borrower and each Guarantor acknowledges and agrees that immediately upon expiration of the Forbearance Period, the Lender Parties have all of their rights and remedies with respect to the Existing Events of Default to the same extent, and with the same force and effect, as if the forbearance had not occurred.  None of Borrower or any Guarantor will assert, and each hereby forever waives any right to assert, that any Lender Parties are obligated in any way to continue beyond the Forbearance Period to forbear from enforcing their rights or remedies or that the Lender Parties are not entitled to act on the Existing Events of Default after the expiration or termination of the Forbearance Period as if such default had just occurred and the Forbearance Period had never existed.  Borrower and each Guarantor acknowledge and agree that the Lender Parties have made no representations as to what actions, if any, the Lender Parties will take after the Forbearance Period, and the Lender Parties do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Existing Events of Default and each other Default or Event of Default that may occur.

Article III
Conditions Precedent to Effectiveness of agreement

Effective Time

.  This Agreement shall become effective as of February 21, 2017, only after each of the following conditions precedent shall have been satisfied in full in Administrative Agent’s sole discretion (the “Effective Time”):

(a)Administrative Agent shall have received evidence satisfactory to it that Borrower and Guarantors have taken all corporate action necessary to properly authorize the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent;

(b)Administrative Agent shall have received at Administrative Agent’s office a duly executed counterpart of this Agreement from Borrower and each Guarantor;

(c)Borrower shall have paid to Administrative Agent an amendment and forbearance fee in the amount of $10,000, in immediately available funds; and

(d)Borrower shall have paid all costs, fees and expenses of the Administrative Agent, including costs, fees and expenses of Administrative Agent’s outside legal counsel (which, with respect to such counsel, have been invoiced to date), incurred in connection with the preparation, negotiation, execution and delivery of, and the transactions contemplated by, this Agreement and the preservation of any rights under, this Agreement, the Loan Agreement and/or the other Loan Documents, and the transactions and other matters contemplated hereby and thereby.

Article IV
Representations and Warranties

Representations and Warranties

.  In order to induce Administrative Agent, on behalf of itself and the other Lender Parties, to enter into this Agreement, Borrower and each Guarantor hereby represents and warrants to Administrative Agent, jointly and severally, that:

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(a)Recitals.  The Recitals in this Agreement are true and correct in all respects.

(b)Incorporation of Representations.  The representations and warranties contained in the Original Loan Agreement and in the other Loan Documents, each as amended hereby, are true and correct as of the date hereof and are hereby incorporated by reference herein in full; provided, however, those representations and warranties containing a reference to a particular date shall continue to be qualified by reference to such date.

(c)Corporate Power; Authorization.  Borrower and each Guarantor is duly authorized to execute and deliver this Agreement and to perform their obligations under the Loan Agreement and the other Loan Documents.  Borrower is duly authorized to borrow under the Loan Agreement.  Borrower and each Guarantor has duly taken all respective corporate action necessary to authorize the execution and delivery of this Agreement.

(d)No Violation.  The execution, delivery and performance by Borrower and Guarantors of this Agreement does not and will not conflict with any provision of law, statute, rule or regulation or of the certificates of incorporation and bylaws of Borrower or any Guarantor or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or any Guarantor or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or any Guarantor.  Except for those which have been duly obtained and are in full force and effect, no consent, approval, authorization or order of any court, governmental authority or third party is required in connection with the execution and delivery by Borrower or any Guarantor of this Agreement.

(e)Enforceability.  When duly executed and delivered, this Agreement will be a legal and binding instrument and agreement of Borrower and each Guarantor, enforceable against Borrower and each Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally.

(f)Obligations Absolute.  The obligation of Borrower and Guarantors to repay the Loans and the other Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

(g)Full Opportunity for Review; No Undue Influence.  This Agreement was reviewed by Borrower and each Guarantor and Borrower and each Guarantor hereby acknowledge and agree that it (i) understands fully the terms of this Agreement and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as it may wish, (iii) has entered into this Agreement of its own free will and accord and without threat or duress and (iv) has not relied, in entering into this Agreement, upon any representation, warranty, covenant or agreement not expressly set forth herein. This Agreement and all information furnished to Lender Parties is made and furnished in good faith, for value and valuable consideration.  This Agreement has not been made or induced by any fraud, duress or undue influence exercised by any Lender Party or any other Person.

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(h)No Other Defaults.  Other than the Existing Events of Default, no Event of Default exists under the Loan Agreement or any of the other Loan Documents, and Borrower and Guarantors are in full compliance with all covenants and agreements contained therein.

(i)Fraud.  None of Borrower or any Guarantor has committed any act of fraud or deceit in connection with the transactions involving a Lender Party, including without limitation, knowingly furnishing of any materially false information, financial or non-financial, knowingly withholding of any material information, financial or non-financial, or knowingly making of any warranties or representations which are materially untrue as of the date hereof.

(j)No Preferential Treatment.  None of Borrower or any Guarantor has entered into this Agreement to provide any preferential treatment to Lender Parties or any other creditor of the Borrower or Guarantors.  None of Borrower or any Guarantor intends to file for protection or seek relief under the United States Bankruptcy Code or any similar federal or state law providing for the relief of debtors.

Article V
additional covenants and amendmentS to ORIGINAL loan agreement

Additional Covenants, Agreements and Acknowledgments of Credit Parties During the Forbearance Period

.  During the Forbearance Period, each Credit Party hereby covenants and agrees, jointly and severally, as follows:

(a)Borrower will notify Administrative Agent immediately in writing of the occurrence of any Forbearance Default (defined below) or if Borrower reasonably believes that any Forbearance Default may occur.

(b)During the Forbearance Period, EBITDA for Parent and its consolidated Subsidiaries for any Fiscal Month of Parent, determined as of the last day of such Fiscal Month, shall not be less than the required amount set forth in the following table for the applicable Fiscal Month set forth opposite thereto:

Applicable Fiscal Month	Required Minimum EBITDA
January 2017	($1,216,000)
February 2017	($1,029,000)
March 2017	($777,000)

(c)During the Forbearance Period and thereafter until such time as all of the Obligations have been finally and indefeasibly paid in full in cash, Borrower and each Guarantor will continue to comply with all covenants and other obligations of such Person under the Loan Agreement and the other Loan Documents (other than Section 9.14 of the Loan Agreement, which Credit Parties shall not be required to comply with during the Forbearance Period only).

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Amendments to the Original Loan Agreement

.

(a)Section (a) of the definition of Borrowing Base in Section 1.1 of the Original Loan Agreement is hereby amended and restated in its entirety to read as follows:

“the sum of (i) eighty-five percent (85%) (as reduced by the proviso at the end of this definition due to dilution) of the Net Amount of Eligible Accounts (except during the period from January 30, 2017, through April 28, 2017, Eligible Accounts shall not include Eligible Rock Band Accounts) plus (ii) the lessor of (1) eighty-five percent (85%) of the Net Amount of Eligible Inventory (2) sixty percent (60%) of the lower of cost or market value of Eligible Inventory or (3) the Inventory Sublimit; provided, that the aggregate amount of Borrowing Base availability under this clause (a)(ii) with respect to Eligible In-Transit Inventory shall not at any time exceed the In-Transit Limit plus (iii) with respect to Eligible Rock Band Accounts, (1) for the period from January 30, 2017, through March 3, 2017, twenty percent (20%) of the Net Amount of Eligible Rock Band Accounts, (2) for the period from March 4, 2017, through March 24, 2017, ten percent (10%) of the Net Amount of Eligible Rock Band Accounts, and (3) for the period from March 25, 2017, through April 28, 2017, five percent (5%) of the Net Amount of Eligible Rock Band Accounts, minus”

(b)The definition of Eligible Rock Band Accounts is hereby amended and restated in its entirety to read as follows:

“ ‘Eligible  Rock Band Accounts’ means Accounts owed by U&I Entertainment that meet all of the eligibility requirements set forth in the definition of Eligible Accounts other than clause (c) thereof and that arise from invoices relating solely to Rock Band 4 software, any bundled product sold with such software and stand-alone product designed specifically for such software that were sold by Borrower to U&I Entertainment during the months of August and September 2016.”

Lien and Security Interest

.  Borrower and Guarantors, recognizing that Administrative Agent, on behalf of Lender Parties, by this Agreement is changing its position in reliance upon the expressed good faith of Borrower and Guarantors and the representations, acknowledgments, warranties and covenants of the Borrower and Guarantors contained in this Agreement, further acknowledge and agree that the Administrative Agent, on behalf of the Lender Parties, has a continuing lien on and security interest in all right, title, and interest, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral and all proceeds thereof securing the payment and performance of all of the Obligations, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired. So long as any Obligations remain outstanding, the Borrower and Guarantors shall continue to comply with all of the terms and conditions of the Loan Agreement and all other Loan Documents.  The security interests in the Collateral granted by the Borrower to the Administrative Agent are and shall be and remain valid, subsisting and enforceable first priority perfected security interests free and clear of all other liens, charges, and encumbrances whatsoever, subject only to Permitted Liens.  Borrower and each Guarantor agrees that it shall, from time to time at the request of the Administrative Agent, execute and deliver such documents and do such acts and things as the Administrative

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Agent may reasonably request in order to provide for or perfect or protect the security interests in and liens on the relevant collateral.

Article VI
Forbearance default

Default

.  Each of the following shall constitute a “Forbearance Default” hereunder:

(a)any representation or warranty of Borrower or any Guarantor contained in this Agreement proves to have been false or misleading, in any material respect when made or furnished (or reaffirmed in connection with any Loan);

(b)Borrower or any Guarantor shall fail to keep or perform any of the covenants or agreements contained herein;

(c)the occurrence of any Event of Default (other than an Existing Event of Default) under the Loan Agreement or any other Loan Document; and

(d)any act of bad faith, fraud, intentional misrepresentation, criminal or willful misconduct or gross negligence by Borrower or any Guarantor.

Article VII
miscellaneous

Further Assurances

.  Borrower and Guarantors agree to execute such other and further documents and instruments as Administrative Agent may reasonably request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Loan Agreement and the other Loan Documents.

Benefit of Agreement

.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and permitted assigns.  No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

Integration; Loan Document

.  This Agreement, together with the Loan Agreement and the other Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject  matter.  In entering into this Agreement, Borrower and each Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by any Lender Party or any employee or agent of any Lender Party, except for the agreements of Lender Parties set forth herein.  The parties hereto hereby acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Loan Agreement and the other Loan Documents.

Severability

.  The provisions of this Agreement are intended to be severable.  If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the

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extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

Governing Law

.  This Agreement shall be governed and construed in accordance with the substantive laws of the State of Texas without regard to its conflicts of law principles.

Counterparts; Fax

.  This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed and taken together shall be deemed to constitute one and the same Amendment.  This Agreement may be duly executed and delivered by facsimile, electronic mail or other electronic transmission.

Notices

.  Any notices with respect to this Agreement shall be given in the manner provided for in the Loan Agreement or the applicable Guaranty Agreement, as applicable.

Survival

.  All representations, warranties, covenants, agreements and undertakings of Borrower and Guarantors contained herein shall survive the termination of the Forbearance Period and payment in full of the Obligations.

Amendment

.  No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

No Limitation on Lender Parties

.  Nothing in this Agreement shall be deemed in any way to limit or restrict any of Lender Parties’ rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief any Lender Party may deem appropriate in the event that a voluntary or involuntary petition for relief under any chapter of the Bankruptcy Code is filed by or against Borrower or any Guarantor.

Material Inducement

.  Borrower and each Guarantor further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Agreement have been made by Borrower as a material inducement to Lender Parties to enter into this Agreement, that Lender Parties are relying on such representations and warranties, have changed and will continue to change its position in reliance thereon and that Lender Parties would not have entered into this Agreement without such representations, acknowledgments, agreements, and warranties.

Indemnification

.  Borrower AND GUARANTORS shall indemnify and hold Lender Parties harmless from and against any and all losses, damages, costs and expenses (including attorneys’ fees) incurred by Lender Parties as a direct or indirect result of any Forbearance Default; PROVIDED THAT, BORROWER AND GUARNTORS SHALL HAVE NO OBLIGATION HEREUNDER TO ANY LENDER PARTY WITH RESPECT TO ANY LOSSES, DAMAGES, COSTS OR

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EXPENSES RESULTING SOLELY AND DIRECTLY FROM THE WILLFUL MISCONDUCT, GROSS NEGLIGENCE, BAD FAITH OF, OR INTENTIONAL BREACH OF THIS AGREEMENT BY, SUCH LENDER PARTY.

No Commitment

.  Borrower and each Guarantor agrees that Lender Parties have made no commitment or other agreement regarding the Loan Agreement and the other Loan Documents, except as expressly set forth in this Agreement.  Borrower and each Guarantor warrant and represent that it will not rely on any commitment, further agreement to forbear or other agreement on the part of Lender Parties unless such commitment or agreement is in writing and signed by Lender Parties.

Effect and Construction of Agreement

.  Except as expressly provided herein, the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Administrative Agent or any other Lender Party under the Loan Agreement or the other Loan Documents upon termination of the Forbearance Period; (iii) constitute an agreement by any Lender Party or require Lender Parties to extend the Forbearance Period, or grant additional forbearance periods, or extend the term of the Loan Agreement or the time for payment of any of the Obligations; or (iv) require any Lender Party to make any Loans or other extensions of credit to Borrower after termination of the Forbearance Period.  In the event of any inconsistency between the terms of this Agreement and the Loan Agreement or the other Loan Documents, this Agreement shall govern.  Borrower and each Guarantor acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement and related documents.  This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

NO COUNTERCLAIMS; RELEASE OF CLAIMS; WAIVER; HOLD HARMLESS

.  BORROWER AND each GUARANTOR REPRESENT AND WARRANT THAT NOne of BORROWER OR ANY GUARANTOR HAVE ANY SET-OFF, RECOUPMENT, COUNTERCLAIM, DEFENSE, CROSS-COMPLAINT, CLAIM, DEMAND OR OTHER CAUSE OF ACTION OF ANY NATURE WHATSOEVER (TOGETHER, THE “COUNTERCLAIMS”) AGAINST ANY LENDER PARTY WHICH ARISE OUT OF THE TRANSACTIONS EVIDENCED BY THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY TRANSACTIONS THAT WERE RENEWED OR EXTENDED BY THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY OTHER TRANSACTION WITH LENDER PARTIES, OR WHICH COULD BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S OR ANY GUARANTOR’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER PARTIES, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE

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HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, AND ANY SETTLEMENT NEGOTIATIONS.  TO THE EXTENT THAT ANY COUNTERCLAIMS MAY EXIST, WHETHER KNOWN OR UNKNOWN, SUCH ARE WAIVED AND HEREBY RELEASED BY BORROWER AND GUARANTORs.  FURTHERMORE, BORROWER AND GUARANTORs, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONNEL AND LEGAL REPRESENTATIVES, DO HEREBY RELEASE, REMISE, ACQUIT AND FOREVER DISCHARGE EACH LENDER PARTY AND THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, CONSULTANTS, ATTORNEYS, FIDUCIARIES, SERVANTS, OFFICERS, DIRECTORS, PARTNERS, PREDECESSORS, SUCCESSORS AND ASSIGNS, SUBSIDIARY CORPORATIONS, PARENT CORPORATIONS, AND RELATED CORPORATE DIVISIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED PARTIES”), FROM ANY AND ALL ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES OF ANY AND EVERY CHARACTER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, OF WHATSOEVER KIND OR NATURE, WHETHER HERETOFORE OR HEREAFTER ARISING, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES PRIOR TO AND INCLUDING THE DATE OF EXECUTION HEREOF, AND IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ANY SETTLEMENT NEGOTIATIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED MATTERS”); AND BORROWER AND GUARANTORs HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF the released matters.  BORROWER AND GUARANTORs AGREE TO INDEMNIFY AND HOLD ADMINISTRATIVE AGENT AND EACH OTHER LENDER PARTY HARMLESS FROM ANY AND ALL COUNTERCLAIMS THAT BORROWER AND GUARANTORs OR ANY OTHER PERSON OR ENTITY CLAIMING BY, THROUGH, OR UNDER BORROWER OR ANY GUARANTOR MAY AT ANY TIME ASSERT AGAINST ADMINISTRATIVE AGENT OR ANY OTHER LENDER PARTY arising out of the released matters.  BORROWER AND GUARANTORs ACKNOWLEDGE

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THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO BORROWER OR GUARANTORs OR THEIR SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH THE RELEASED MATTERS.  BORROWER AND GUARANTORs REPRESENT AND WARRANT TO LENDER PARTIES THAT THEY HAVE NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE OR INTEREST OF BORROWER OR GUARANTORs IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF BORROWER’S AND each GUARANTOR’S CLAIMS, IF ANY, WITH RESPECT TO ALL RELEASED MATTERS.  THE PROVISIONS OF THIS SECTION 7.15 AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, REMISES, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO LENDER PARTIES ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF ANY LENDER PARTY TO BORROWER, ANY GUARANTOR OR ANY OTHER PERSON, (C) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY LIABILITY, WRONGDOING, OR VIOLATION OF ANY OBLIGATION, DUTY OR AGREEMENT OF ANY LENDER PARTY TO BORROWER, any GUARANTOR, OR ANY OTHER PERSON, AND (D) SHALL NOT BE USED AS EVIDENCE AGAINST ANY LENDER PARTY BY BORROWER, any GUARANTOR OR ANY OTHER PERSON FOR ANY PURPOSE.

VENUE; JURISDICTION; JURY TRIAL WAIVER

.  EACH PARTY HERETO HEREBY IRREVOCABLY:

(a)CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS;

(b)AGREES THAT VENUE SHALL BE PROPER IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS; AND

(c)WAIVES THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 12

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT - Page 13

IN WITNESS WHEREOF, this Agreement is duly executed and delivered as of the date first above written.

STERLING NATIONAL BANK as Administrative Agent, Swing Lender and as Lender By: /s/ GREG GENTRY Name: Greg Gentry Title: SVP
MAD CATZ, INC., as Borrower By: /s/ DAVID MCKEON Name: David McKeon Title: CFO
1328158 ONTARIO INC., as a Guarantor and a Credit Party By: /s/ DAVID MCKEON Name: David McKeon Title: CFO
MAD CATZ INTERACTIVE, INC. as a Guarantor and a Credit Party By: /s/ DAVID MCKEON Name: David McKeon Title: Director

FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Signature Page

SCHEDULE I

Existing Events of Default

1.

Failure to comply with the minimum EBITDA requirements set forth in Section 9.14(a) of the Loan Agreement for each of November 2016 and December 2016, which failures constitute Events of Default under Section 10.1(c)(i) of the Loan Agreement.

2.

Credit Parties have not been paying all of their accounts payable within the time required pursuant to Section 8.12(c) of the Loan Agreement and converted certain accounts payable into Debt in October 2016, resulting in a violation of Section 9.5 of the Loan Agreement, which violations constitute Events of Default under Section 10.1(c)(i) of the Loan Agreement.

FORBEARANCE AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Schedule I